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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2003-HE3)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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
               Delaware                               333-107958                              01-0791848
               --------                               ----------                              ----------
    (State or Other Jurisdiction of            (Commission File Number)                    (I.R.S. Employer
            Incorporation)                                                              Identification Number)


390 Greenwich Street
New York, New York                                                                              10013
(Address of Principal Executive Offices)                                                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

         On December 23, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-HE3, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc., as depositor (the "Depositor"), Wells Fargo Home Mortgage, Inc., as servicer (the "Servicer") Wells Fargo Bank Minnesota, National Association, as trust administrator (the "Trust Administrator") and HSBC Bank USA, as trustee (the "Trustee"). The Certificates consist of seven classes of certificates (collectively, the "Certificates"), designated as set forth below. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $460,260,646.10 as of December 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to a Mortgage Loan Purchase Agreement, dated December 22, 2003, between the Depositor and Citigroup Global Markets Realty Corp. Certain of the Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated December 22, 2003, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                                            Initial Certificate
              Class                          Principal Balance                  Pass-Through Rate
              -----                          -----------------                  -----------------
             Class A                          $ 437,247,000.00                      Variable
            Class M-1                          $ 5,753,000.00                       Variable
            Class M-2                          $ 4,603,000.00                       Variable
            Class M-3                          $ 5,753,000.00                       Variable
            Class M-4                          $ 4,603,000.00                       Variable
            Class CE                           $ 2,301,546.10                       Variable
             Class P                              $ 100.00                          Variable

         The Certificates, other than the Private Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 4, 2003, and the Prospectus Supplement, dated December 22, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Private Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


Exhibit No.                Description
-----------                -----------
4.1                        Pooling and Servicing Agreement, dated as of December 1, 2003, by and among Citigroup Mortgage Loan Trust Inc., as Depositor, Wells Fargo Home
                           Mortgage, Inc., as Servicer, Wells Fargo Bank Minnesota, National
                           Association, as Trust Administrator and HSBC Bank USA, as Trustee,
                           relating to the Series 2003-HE3 Certificates.




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                                       -4-

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 15, 2004

                                                CITIGROUP MORTGAGE LOAN TRUST
                                                INC.


                                                By: /s/ Matt Bollo
                                                    ------------------------
                                                Name:   Matt Bollo
                                                Title:  Assistant Vice President











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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        4.1           Pooling and Servicing Agreement, dated as of December
                      1, 2003, by and among Citigroup Mortgage Loan Trust
                      Inc., as Depositor, Wells Fargo Home Mortgage, Inc., as
                      servicer, Wells Fargo Bank Minnesota, National
                      Association, as Trust Administrator and HSBC Bank
                      USA, as Trustee, relating to the Series 2003-HE3
                      Certificates.

                                   Exhibit 4.1